UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-2183

Barings Corporate Investors
(Exact name of registrant as specified in charter)

300 South Tryon Street, Suite 2500, Charlotte, NC 28202
(Address of principal executive offices) (Zip code)

Corporation Service Company (CSC) 251 Little Falls Drive, Wilmington, DE 19808
(Name and address of agent for service)

Registrant's telephone number, including area code: (704) 805-7200

Date of fiscal year end: 12/31

Date of reporting period: 06/30/22

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

Attached hereto is the semi-annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

1

Barings

Corporate Investors

Report for the Six Months Ended June 30, 2022

2

Adviser

Barings LLC

300 S Tryon St., Suite 2500

Charlotte, NC 28202

Independent Registered Public Accounting Firm

KPMG LLP

Boston, Massachusetts 02110

Counsel to the Trust

Ropes & Gray LLP

Boston, Massachusetts 02111

Custodian

State Street Bank and Trust Company

Boston, Massachusetts 02110

Transfer Agent & Registrar

DST Systems, Inc.

P.O. Box 219086

Kansas City, Missouri 64121-9086

1-800-647-7374

Internet Website

https://www.barings.com/en-us/guest/funds/closed-end-funds/barings-corporate-investors

Barings Corporate Investors c/o Barings LLC 300 S Tryon St., Suite 2500 Charlotte, NC 28202 1-866-399-1516

Investment Objective and Policy

Barings Corporate Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol “MCI”. The Trust’s share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such private placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.

The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders four times per year. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

Form N-PORT

The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on part F of Form N-PORT. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

Proxy Voting Policies & Procedures; Proxy Voting Record

The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust’s website at https://www.barings.com/en-us/guest/funds/closed-end-funds/barings-corporate-investors; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website at https://www.barings.com/en-us/guest/funds/closed-end-funds/barings-corporate-investors; and (2) on the SEC’s website at http://www.sec.gov.

Legal Matters

The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

Under the Trust’s Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.

The Trust’s registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

3

Barings Corporate Investors

July 31, 2022

TO OUR SHAREHOLDERS

We are pleased to present the June 30, 2022 Quarterly Report of Barings Corporate Investors (the “Trust”).

PORTFOLIO PERFORMANCE

The Board of Trustees declared a quarterly dividend of $0.24 per share, payable on September 9, 2022 to shareholders of record on August 29, 2022. The Trust paid a $0.24 per share dividend for the preceding quarter. The Trust earned $0.23 per share of net investment income net of taxes for the second quarter of 2022, compared to $0.21 per share in the previous quarter.

During the second quarter, the net assets of the Trust decreased to $333,575,984 or $16.46 per share compared to $341,256,927 or $16.84 per share on March 31, 2022. This translates to a -0.85% total return for the quarter, based on the change in the Trust’s net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 8.40%, 9.44%, 9.05%, 10.86%, and 11.58% for the 1, 3, 5, 10, and 25-year periods, respectively, based on the change in the Trust’s net assets assuming the reinvestment of all dividends.

The Trust’s market price decreased 12.0% during the quarter, from $15.23 per share as of March 31, 2022 to $13.41 per share as of June 30, 2022. The Trust’s market price of $13.41 per share equates to an 18.5% discount to the June 30, 2022 net asset value per share of $16.46. The Trust’s average quarter-end discount/premium for the 3, 5 and 10-year periods was -7.4%, -4.1% and 3.6%, respectively. U.S. fixed income markets, as approximated by the Bloomberg Barclays U.S. Corporate High Yield Index and the Credit Suisse Leveraged Loan Index, decreased 9.8% and 4.4% for the quarter, respectively.

PORTFOLIO ACTIVITY

The Trust closed nine new private placement investments and 16 add-on investments to existing portfolio companies during the second quarter. The total amount invested by the Trust in these transactions was $17,705,430. Of note, the new platform investments included two fixed rate Sr. Subordinated Notes and seven floating rate term loans, six of which included equity co-investments, and the add-on investments consisted of all floating rate term loans, one of which included an equity co-investment.

With demand for products and services continuing to increase, one key question is whether supply chains can keep up with the renewed demand and whether we will see material increases in prices as a result of supply-chain bottlenecks, rising raw material and energy costs and labor shortages. Across the world, and particularly in regions with large manufacturing sectors which depend on international trade, these risks may be key. However, it is important to note that such issues do not affect every geography and sector the same. When constructing portfolios, we focus on investing in high-quality businesses that are leaders in their space and offer defensive characteristics that we believe will allow them to perform through the cycle. Therefore, while segments of the broader economy may be affected by potential supply chain issues, increasing raw material and energy costs and labor shortages, we remain confident in the current diverse portfolio to perform through the potential cycle.

We continue to be selective in our investment choices and maintain our underwriting discipline throughout multiple cycles. First, the Trust continues to invest in first lien senior secured loans in high-quality companies in defensive sectors and remains well diversified by industry. This was a strategy put in place more than five years ago and has provided strong risk adjusted returns for the Trust given their senior position in the capital stack. As of June 30, 2022, 64.0% of the Trust’s investment portfolio is in first lien senior secured loans compared to 2.6% as of December 31, 2017. These investments have proven resilient to date and their management teams now have the benefit of having a wealth of knowledge to draw upon from working in such unique and challenging circumstances. We continue to see sustained performance from our junior debt and equity positions. Second, in addition to evaluating the quality of a credit, another key factor in deciding whether to pursue an investment is the capital structure of the portfolio company along with the quality of the ownership and management groups. As fundamental long-term investors, we believe it is imperative to remain disciplined through the cycle and agree to a capital structure which will remain sound through the cycle (and various interest rate environments). Third, we hold meaningful investment liquidity based on the Trust’s combined available cash balance and short-term investments of $13,241,804 or 3.5% of total assets, and low leverage profile at 0.13x as of June 30, 2022. We have strengthened our liquidity position with a $30.0 million committed revolving credit

(Continued)

facility with MassMutual (See Note 4). This facility coupled with the current cash balance provides ample liquidity to support our current portfolio companies as well as invest in new portfolio companies. As always, the Trust continues to benefit from strong relationships with our financial sponsor partners which provides clear benefits including potential access for portfolio companies to additional capital if needed, strategic thinking alongside their management teams and high-quality and timely information which is only available in a private market setting. This allows us to work constructively together and maximize the portfolio companies’ long-term health and value.

In closing, we believe it is always appropriate to provide views on the Trust’s long-term dividend policy which is to say, ‘we believe that long-term dividends should be a reflection of long-term core earnings power, even when core earnings power is lower as a result of a higher quality asset mix’. The Trust’s recently announced dividend of $0.24 per share sits slightly above our most recently reported net investment income of $0.23 per share, net of taxes. That said, as we continue to both (1) deploy the Trust’s excess liquidity and (2) seek opportunities to shift the Trust’s non-yielding equity investments to senior secured loans, we expect long-term earnings power to meet the dividend distribution.

Thank you for your continued interest in and support of Barings Corporate Investors.

Sincerely,

Christina Emery

President

* Based on market value of total investments

Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Barings Corporate Investors

Hypothetical growth of $10,000 Investment (unaudited)
$25,000
$20,000
$15,000
$10,000
$5,000
$19,071
$15,487
7/1/2012
6/30/2013
6/30/2014
6/30/2015
6/30/2016
6/30/2017
6/30/2018
6/30/2019
6/30/2020
6/30/2021
6/30/2022
Barings Corporate Investors
Bloomberg Barclays U.S. Corporate High Yield Index

Average Annual Returns June 30, 2022	1 Year	5 Year	10 Year

Barings Corporate Investors	-5.92%	5.20%	6.67%

Bloomberg Barclays U.S. Corporate High Yield Index	-12.81%	2.10%	4.47%

Data for Barings Corporate Investors (the “Trust”) represents returns based on the change in the Trust’s market price assuming the reinvestment of all dividends and distributions. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on distributions from the Trust or the sale of shares.

In July 2017, the head of the U.K. Financial Conduct Authority (the “FCA”), announced that the FCA will no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021. In March 2021, the FCA confirmed that all LIBOR settings will either cease to be provided by any administrator or no longer be representative: (a) immediately after December 31, 2021, in the case of sterling, euro, Swiss franc, and Japanese yen, and the one week and two month U.S. dollar settings; and (b) immediately after June 30, 2023, in the case of the remaining U.S. dollar settings. In addition, as a result of supervisory guidance from U.S. regulators, some U.S. regulated entities will cease to enter into new LIBOR contracts after January 1, 2022. At this time, no consensus exists as to what rate or rates will become accepted alternatives to LIBOR, although the Alternative Reference Rates Committee, a steering committee convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York and comprised of large U.S. financial institutions, has recommended the use of the Secured Overnight Financing Rate, SOFR. There are many uncertainties regarding a transition from LIBOR to SOFR or any other alternative benchmark rate that may be established, including, but not limited to, the timing of any such transition, the need to amend all contracts with LIBOR as the referenced rate and, given the inherent differences between LIBOR and SOFR or any other alternative benchmark rate, how any transition may impact the cost and performance of impacted securities, variable rate debt and derivative financial instruments. In addition, SOFR or another alternative benchmark rate may fail to gain market acceptance, which could adversely affect the return on, value of and market for securities, variable rate debt and derivative financial instruments linked to such rates. The effects of a transition from LIBOR to SOFR or any other alternative benchmark rate on our cost of capital and net investment income cannot yet be determined definitively. All of our loan agreements with our portfolio companies include fallback language in the event that LIBOR becomes unavailable. This language generally either includes a clearly defined alternative reference rate after LIBOR’s discontinuation or provides that the administrative agent may identify a replacement reference rate, typically with the consent of (or prior consultation with) the borrower. In certain cases, the administrative agent will be required to obtain the consent of either a majority of the lenders under the facility, or the consent of each lender, prior to identifying a replacement reference rate. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market value for or value of any LIBOR-linked securities, loans, and other financial obligations or extensions of credit held by or due to us and could have a material adverse effect on our business, financial condition and results of operations.

Barings Corporate Investors

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

June 30, 2022

(Unaudited)

Assets:
Investments (See Consolidated Schedule of Investments)
Corporate restricted securities - private placement investments at fair value (Cost - $ 330,140,526)	$339,026,808
Corporate restricted securities - rule 144A securities at fair value (Cost - $ 13,877,894)	12,955,972
Corporate public securities at fair value (Cost - $ 9,185,567)	8,375,154

Total investments (Cost - $ 353,203,987)	360,357,934

Cash	13,241,803
Foreign currencies (Cost - $ 14,935)	14,625
Dividend and interest receivable	3,453,994
Receivable for investments sold	385,212
Deferred financing fees	73,152
Other assets	112,678

Total assets	377,639,398

Liabilities:
Note payable	30,000,000
Credit facility	12,000,000
Investment advisory fee payable	1,042,425
Deferred tax liability	804,643
Interest payable	146,140
Tax payable	36,834
Accrued expenses	33,372

Total liabilities	44,063,414

Commitments and Contingencies (See Note 7)
Total net assets	$333,575,984

Net Assets:
Common shares, par value $1.00 per share	$20,261,719
Additional paid-in capital	278,673,148
Total distributable earnings	34,641,117

Total net assets	$333,575,984

Common shares issued and outstanding (28,054,782 authorized)	20,261,719

Net asset value per share	$16.46

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF OPERATIONS

For the six months ended June 30, 2022

(Unaudited)

Investment Income:
Interest	$12,106,912
Dividends	218,835
Other	135,936

Total investment income	12,461,683

Expenses:
Investment advisory fees	2,080,219
Interest and other financing fees	741,454
Trustees’ fees and expenses	205,200
Professional fees	147,103
Reports to shareholders	55,200
Custodian fees	16,800
Other	44,187

Total expenses	3,290,163

Investment income - net	9,171,520

Income tax, including excise tax expense	116,217

Net investment income after taxes	9,055,303

Net realized and unrealized loss on investments and foreign currency:
Net realized gain on investments before taxes	754,183
Income tax expense	(131,074)

Net realized gain on investments after taxes	623,109

Net increase in unrealized depreciation of investments before taxes	(8,882,368)
Net increase in unrealized depreciation of foreign currency translation before taxes	(310)
Net increase in deferred income tax expense	(398,041)

Net increase in unrealized depreciation of investments and foreign currency transactions after taxes	(9,280,719)

Net loss on investments and foreign currency	(8,657,610)

Net increase in net assets resulting from operations	$397,693

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED STATEMENT OF CASH FLOWS

For the six months ended June 30, 2022

(Unaudited)

Net decrease in cash & foreign currencies:

Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$8,001,341
Purchases of portfolio securities	(41,810,289)
Proceeds from disposition of portfolio securities	26,872,642
Interest, dividends and other income received	11,026,605
Interest expenses paid	(736,650)
Operating expenses paid	(2,678,203)
Income taxes paid	(2,839,360)

Net cash used for operating activities	(2,163,914)

Cash flows from financing activities:
Borrowings under credit facility	4,000,000
Cash dividends paid from net investment income	(9,725,626)
Financing fees paid	(3,799)

Net cash used for financing activities	(5,729,425)

Net decrease in cash & foreign currencies	(7,893,339)
Cash & foreign currencies - beginning of period	21,150,077
Effects of foreign currency exchange rate changes on cash and cash equivalents	(310)

Cash & foreign currencies - end of period	$13,256,428

Reconciliation of net increase in net assets to net cash used for operating activities:

Net increase in net assets resulting from operations	$397,693

Decrease in investments	1,235,011
Increase in interest receivable	(446,022)
Decrease in receivable for investments sold	526,144
Decrease in other assets	258,565
Decrease in tax payable	(2,592,068)
Increase in deferred tax liability	398,040
Decrease in payable for investments purchased	(1,816,897)
Decrease in investment advisory fee payable	(44,109)
Increase in interest payable	4,804
Decrease in accrued expenses	(85,385)

Total adjustments to net assets from operations	(2,561,917)

Effects of foreign currency exchange rate changes on cash and cash equivalents	310

Net cash used for operating activities	$(2,163,914)

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended 06/30/2022 (Unaudited)	For the year ended 12/31/2021
Increase/(Decrease) in net assets:

Operations:
Investment income - net	$9,055,303	$18,881,877
Net realized gain on investments and foreign currency after taxes	623,109	10,325,015
Net change in unrealized appreciation/(depreciation) of investments and foreign currency after taxes	(9,280,719)	23,601,138

Net increase in net assets resulting from operations	397,693	52,808,030

Dividends to shareholders from:
Distributable earnings to Common Stock Shareholders (2022 - $0.24 per share; 2021 - $0.96 per share)	(4,862,813)	(19,451,250)

Total increase/(decrease) in net assets	(4,465,120)	33,356,780

Net assets, beginning of period/year	338,041,104	304,684,324

Net assets, end of period/year	$333,575,984	$338,041,104

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding:

	For the six
	months ended
	06/30/2022		For the years ended December 31,
	(Unaudited)		2021	2020	2019	2018	2017
Net asset value:
Beginning of period/year	$16.68		$15.04	$15.24	$14.50	$15.22	$14.23

Net investment income (a)	0.45		0.93	1.20	1.11	1.21	1.27
Net realized and unrealized gain/(loss) on investments	(0.43)		1.67	(0.44)	0.82	(0.73)	0.92

Total from investment operations	0.02		2.60	0.76	1.93	0.48	2.19

Dividends from net investment income to common shareholders	(0.24)		(0.96)	(0.96)	(1.20)	(1.20)	(1.20)
Increase from dividends reinvested	—		—	—	0.01	—	—

Total dividends	(0.24)		(0.96)	(0.96)	(1.19)	(1.20)	(1.20)

Net asset value: End of period/year	$16.46		$16.68	$15.04	$15.24	$14.50	$15.22

Per share market value:
End of period/year	$13.41		$15.98	$13.18	$16.86	$14.70	$15.26

Total investment return
Net asset value (b)	0.10%		17.57%	5.36%	13.71%	3.17%	15.72%
Market value (b)	(14.58%	)	29.13%	(15.95% )	23.77%	4.54%	6.86%

Net assets (in millions):
End of period/year	$333.58		$338.04	$304.68	$308.25	$291.24	$303.53
Ratio of total expenses to average net assets (c)	2.10%	(d)	2.78%	1.53%	2.33%	2.87%	3.63%
Ratio of operating expenses to average net assets	1.51%	(d)	1.61%	1.54%	1.57%	1.71%	1.59%
Ratio of interest expense to average net assets	0.44%	(d)	0.33%	0.35%	0.35%	0.35%	0.51%
Ratio of income tax expense to average net assets	0.15%	(d)	0.84%	(0.36% )	0.42%	0.81%	1.53%
Ratio of net investment income to average net assets	5.37%	(d)	5.84%	8.17%	7.41%	8.00%	8.49%
Portfolio turnover	7%		45%	33%	21%	48%	25%

(a)	Calculated using average shares.
(b)	Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(c)	Total expenses include income tax expense.
(d)	Annualized.

Senior borrowings:
Total principal amount (in millions)	$42	$38	$30	$30	$30	$30

Asset coverage per $1,000 of indebtedness	$8,942	$9,896	$11,156	$11,275	$10,708	$11,118

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2022

(Unaudited)

Corporate Restricted Securities - 105.52%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 101.64%: (C)

1WorldSync, Inc.
A product information sharing platform that connects manufacturers/suppliers and key retailers via the Global Data Synchronization Network.
6.79% Term Loan due 06/24/2025 (LIBOR + 5.750%)	$4,912,021	*	$4,857,868	$4,911,294
* 07/01/19 and 12/09/20.

Accelerate Learning

A provider of standards-based, digital science education content of K-12 schools.
6.67% Term Loan due 12/31/2024 (LIBOR + 5.000%)	$2,028,215	12/19/18	2,011,504	1,997,754
5.50% Term Loan due 12/20/2024 (LIBOR + 4.500%)	$1,464,426	09/30/21	1,441,937	1,442,433
			3,453,441	3,440,187

Accurus Aerospace

A supplier of highly engineered metallic parts, kits and assemblies, and processing services.
8.25% First Term Loan due 03/31/2028 (LIBOR + 5.750%) (G)	$984,848	04/05/22	848,701	848,113
Limited Liability Company Unit (B)	17,505 uts.	04/04/22	17,505	17,505
			866,206	865,618

Advanced Manufacturing Enterprises LLC

A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	4,669 uts.	*	498,983	—
* 12/07/12, 07/11/13 and 06/30/15.

Advantage Software
A provider of enterprise resource planning (ERP) software built for advertising and marketing agencies.
Limited Liability Company Unit Class A (F)	1,556 uts.	10/01/21	50,720	157,156
Limited Liability Company Unit Class A (F)	401 uts.	10/01/21	13,103	40,533
Limited Liability Company Unit Class B (F)	1,556 uts.	10/01/21	1,630	—
Limited Liability Company Unit Class B (F)	401 uts.	10/01/21	420	—
			65,873	197,689

AIT Worldwide Logistics, Inc.
A provider of domestic and international third-party logistics services.
9.75% Second Lien Term Loan due 03/31/2029 (LIBOR + 7.500%)	$3,387,097	04/06/21	3,322,650	3,251,613
Limited Liability Company Unit (B)	113 uts.	04/06/21	112,903	201,193
			3,435,553	3,452,806

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities - (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B) (F)	273 uts.	10/04/12	$272,727	$550,386

Amtech Software

A provider of enterprise resource planning software and technology solutions for packaging manufacturers.
6.56% First Lien Term Loan due 11/02/2027 (LIBOR + 5.500%) (G)	$1,994,545	11/02/21	1,049,951	1,054,354

ASC Holdings, Inc.

A manufacturer of capital equipment used by corrugated box manufacturers.
13.00% (1% PIK) Senior Subordinated Note due 12/31/2024	$1,696,576	11/19/15	1,696,527	1,498,077
Limited Liability Company Unit (B)	225,300 uts.	11/18/15	225,300	19,908
			1,921,827	1,517,985

ASPEQ Holdings
A manufacturer of highly-engineered electric heating parts and equipment for a range of industrial, commercial, transportation and marine applications.
7.50% Term Loan due 10/31/2025 (LIBOR + 5.250%)	$2,347,135	11/08/19	2,327,444	2,347,135

Audio Precision

A provider of high-end audio test and measurement sensing instrumentation software and accessories.
8.25% Term Loan due 10/31/2024 (LIBOR + 6.000%)	$3,676,500	10/30/18	3,647,886	3,676,500

Aurora Parts & Accessories LLC
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
Preferred Stock (B)	425 shs.	08/17/15	424,875	424,875
Common Stock (B)	425 shs.	08/17/15	425	386,354
			425,300	811,229

Best Lawyers (Azalea Investment Holdings, LLC)
A global digital media company that provides ranking and marketing services to the legal community.
Limited Liability Company Unit	89,744 uts.	11/30/21	89,744	72,893
12.00% HoldCo PIK Note due 05/19/2028	$611,204	11/30/21	600,508	601,357
6.82% First Lien Term Loan due 11/19/2027 (LIBOR + 5.250%) (G)	$2,811,689	11/30/21	2,114,795	2,120,236
			2,805,047	2,794,486

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities - (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Blue Wave Products, Inc.
A distributor of pool supplies.
Common Stock (B)	114,894 shs.	10/12/12	$114,894	$306,388
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	45,486 shs.	10/12/12	45,486	120,843
			160,380	427,231

BrightSign

A provider of digital signage hardware and software solutions, serving a variety of end markets, including retail, restaurants, government, sports, and entertainment.
8.00% Term Loan due 10/14/2027 (LIBOR + 5.750%) (G)	$2,957,589	10/14/21	2,652,222	2,601,451
Limited Liability Company Unit (F)	232,701 uts.	10/14/21	232,701	212,665
			2,884,923	2,814,116

Brown Machine LLC

A designer and manufacturer of thermoforming equipment used in the production of plastic packaging containers within the food and beverage industry.
7.50% Term Loan due 10/04/2024 (LIBOR + 5.250%)	$1,683,308	10/03/18	1,674,245	1,683,308

Cadence, Inc.

A full-service contract manufacturer (“CMO”) and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
6.00% First Lien Term Loan due 04/30/2025 (LIBOR + 5.000%)	$2,195,164	05/14/18	2,176,980	2,107,358

Cadent, LLC
A provider of advertising solutions driven by data and technology.
6.67% Term Loan due 09/07/2023 (LIBOR + 5.000%)	$1,809,277	09/04/18	1,804,933	1,809,277

CAi Software
A vendor of mission-critical, production-oriented software to niche manufacturing and distribution sectors.
8.45% Term Loan due 12/10/2028 (LIBOR + 6.250%) (G)	$4,988,679	12/13/21	4,425,226	4,417,412

Cash Flow Management
A software provider that integrates core banking systems with branch technology and creates modern retail banking experiences for financial institutions.
7.50% Term Loan due 12/27/2027 (LIBOR + 5.250%) (G)	$1,964,810	12/28/21	1,824,355	1,827,658

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities - (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

CloudWave
A provider of managed cloud hosting and IT services for hospitals.
7.67% Term Loan due 01/04/2027 (LIBOR + 6.000%)	$3,344,758	01/29/21	$3,287,499	$3,231,036
Limited Liability Company Unit (B) (F)	112,903 uts.	01/29/21	112,903	75,732
			3,400,402	3,306,768

Cogency Global

A provider of statutory representation and compliance services for corporate and professional services clients.
6.91% Term Loan due 12/28/2027 (LIBOR + 5.500%) (G)	$1,940,450	02/14/22	1,738,818	1,741,224
Preferred Stock (B)	55 shs.	02/14/22	55,101	80,575
			1,793,919	1,821,799

Command Alkon

A vertical-market software and technology provider to the heavy building materials industry delivering purpose-built, mission critical products that serve as the core operating & production systems for ready-mix concrete producers, asphalt producers, and aggregate suppliers.
8.67% Term Loan due 04/17/2027 (LIBOR + 7.000%)	$4,166,615	*	4,079,347	4,100,104
Limited Liability Company Unit B	13,449 uts.	04/23/20	—	95,827
* 04/23/20, 10/30/20 and 11/18/20.			4,079,347	4,195,931

Compass Precision

A manufacturer of custom metal precision components.
11.00% (1.00% PIK) Senior Subordinated Note due 10/16/2025	$2,630,250	04/15/22	2,580,754	2,577,645
Limited Liability Company Unit (B) (F)	322,599 uts.	04/19/22	875,000	888,808
			3,455,754	3,466,453

Comply365

A provider of proprietary enterprise SaaS and mobile solutions for content management and document distribution in highly regulated industries, including Aviation and Rail.
6.50% First Term Loan due 04/19/2028 (SOFR + 5.500%) (G)	$1,478,272	04/15/22	1,339,935	1,338,951

Concept Machine Tool Sales, LLC
A full-service distributor of high-end machine tools and metrology equipment, exclusively representing a variety of global manufacturers in the Upper Midwest.
6.83% Term Loan due 01/31/2025 (LIBOR + 5.000%)	$1,212,256	01/30/20	1,199,715	1,174,676
Limited Liability Company Unit (F)	2,575 uts.	*	103,121	51,168
* 01/30/2020 and 03/05/21.			1,302,836	1,225,844

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities - (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

CTS Engines
A provider of maintenance, repair and overhaul services within the aerospace & defense market.
7.50% Term Loan due 12/22/2026 (LIBOR + 5.250%)	$2,873,926	12/22/20	$2,831,014	$2,758,969

Decks Direct
An eCommerce direct-to-consumer seller of specialty residential decking products in the United States.
7.67% Term Loan due 12/28/2026 (LIBOR + 6.000%) (G)	$2,481,818	12/29/21	2,652,544	2,616,790
Common Stock	4,483 shs.	12/29/21	190,909	132,448
			2,843,453	2,749,238

Del Real LLC

A manufacturer and distributor of fully-prepared fresh refrigerated Hispanic entrees as well as side dishes that are typically sold on a heat-and-serve basis at retail grocers.
11% Senior Subordinated Note due 04/06/2023 (D)	$2,882,353	10/07/16	2,798,780	2,617,177
Limited Liability Company Unit (B) (F)	748,287 uts.	*	748,548	139,930
* 10/07/16, 07/25/18, 03/13/19 and 06/17/19.			3,547,328	2,757,107

DistroKid (IVP XII DKCo-Invest,LP)

A subscription-based music distribution platform that allows artists to easily distribute, promote, and monetize their music across digital service providers, such as Spotify and Apple Music.
8.00% Term Loan due 09/30/2027 (LIBOR + 5.750%)	$3,325,931	10/01/21	3,267,704	3,275,980
Limited Liability Company Unit (F)	148,791 uts.	10/01/21	148,936	141,712
			3,416,640	3,417,692

Dunn Paper

A provider of specialty paper for niche product applications.
0.00% Second Lien Term Loan due 08/31/2023 (D)	$3,500,000	09/28/16	3,478,053	807,692

Dwyer Instruments, Inc.
A designer and manufacturer of precision measurement and control products for use with solids, liquids and gases.
8.38% First Lien Term Loan due 07/01/2027 (LIBOR + 5.500%) (G)	$1,995,658	07/20/21	1,698,872	1,692,587

Echo Logistics

A provider of tech-enabled freight brokerage across various modes including Truckload, Less-than-Truckload, Parcel, and Intermodal, as well as managed (contracted) transportation services.
8.24% Second Lien Term Loan due 11/05/2029 (LIBOR + 7.000%)	$3,407,080	11/22/21	3,351,992	3,359,436
Limited Liability Company Unit	93 uts.	11/22/21	92,920	123,797
			3,444,912	3,483,233

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities - (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

EFI Productivity Software
A provider of ERP software solutions purpose-built for the print and packaging industry.
8.00% Term Loan due 12/30/2027 (LIBOR + 5.750%) (G)	$1,995,365	12/30/21	$1,812,767	$1,816,085

Electric Power Systems International, Inc.
A provider of electrical testing services for apparatus equipment and protection & controls infrastructure.
8.00% Term Loan due 04/19/2028 (LIBOR + 5.750%) (G)	$2,595,592	04/19/21	2,448,275	2,460,099

Elite Sportswear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
Limited Liability Company Unit (B) (F)	2,471,843 uts.	10/14/16	324,074	—

Ellkay
A provider of data interoperability solutions for labs, hospitals and healthcare providers.
6.85% Term Loan due 09/14/2027 (LIBOR + 5.750%)	$1,460,956	09/14/21	1,435,500	1,439,474

English Color & Supply LLC
A distributor of aftermarket automotive paint and related products to collision repair shops, auto dealerships and fleet customers through a network of stores in the Southern U.S.
11.5% (0.5% PIK) Senior Subordinated Note due 12/31/2023	$2,761,217	06/30/17	2,746,500	2,761,217
Limited Liability Company Unit (B) (F)	806,916 uts.	06/30/17	806,916	1,647,673
			3,553,416	4,408,890

ENTACT Environmental Services, Inc.

A provider of environmental remediation and geotechnical services for blue-chip companies with regulatory-driven liability enforcement needs.
8.00% Term Loan due 12/15/2025 (LIBOR + 5.750%)	$2,080,508	02/09/21	2,065,662	2,018,093

eShipping
An asset-life third party logistics Company that serves a broad variety of end markets and offers service across all major transportation modes.
7.42% Term Loan due 11/05/2027 (LIBOR + 5.750%) (G)	$3,487,207	11/05/21	2,483,646	2,491,246

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities - (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

E.S.P. Associates, P.A.
A professional services firm providing engineering, surveying and planning services to infrastructure projects.
Limited Liability Company Unit (B)	684 uts.	*	$741,480	$483,798
* 06/29/18 and 12/29/20.

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.
Limited Liability Company Unit Class B-1 (B)	296,053 uts.	12/15/10	254,058	4,150,374

Five Star Holding, LLC

A fully integrated platform of specialty packaging brands that manufactures flexible packaging solutions.
8.78% Second Lien Term Loan due 04/27/2030 (SOFR+ 7.250%)	952,381	05/04/22	933,706	933,333
Limited Liability Company Common Unit (B) (F)	67 uts.	05/24/22	67,263	67,260
			1,000,969	1,000,593

Follett School Solutions

A provider of software for K-12 school libraries.
6.50% First Lien Term Loan due 07/09/2028 (LIBOR + 5.750%)	$3,451,986	08/31/21	3,391,154	3,402,124
LP Units (B) (F)	1,787 uts.	08/30/21	17,865	20,920
LP Interest (B) (F)	406 uts.	08/30/21	4,063	4,758
			3,413,082	3,427,802

FragilePAK

A provider of third-party logistics services focused on the full delivery life-cycle for big and bulky products.
7.40% Term Loan due 05/24/2027 (LIBOR + 5.750%) (G)	$3,259,375	05/21/21	2,092,345	2,142,809
Limited Liability Company Unit (B) (F)	219 uts.	05/21/21	218,750	218,750
			2,311,095	2,361,559

GD Dental Services LLC

A provider of convenient “onestop” general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	182 uts.	10/05/12	182,209	126,565
Limited Liability Company Unit Common (B)	1,840 uts.	10/05/12	1,840	—
			184,049	126,565

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities - (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician’s office channels.
Preferred Stock (B)	$1,559 shs.	03/29/19	$1,559,055	$1,983,410
Common Stock (B)	2,835 shs.	03/27/13	283,465	45,014
			1,842,520	2,028,424

GraphPad Software, Inc.
A provider of data analysis, statistics and graphing software solution for scientific research applications, with a focus on the life sciences and academic end-markets.
8.25% Term Loan due 12/15/2023 (LIBOR + 6.000%)	$4,806,457	*	4,782,862	4,806,457
6.67% Term Loan due 04/27/2027 (LIBOR + 5.000%)	$99,704	04/27/21	98,101	99,704
Preferred Stock (F)	7,474 shs.	04/27/21	206,294	258,166
* 12/19/17 and 04/16/19.			5,087,257	5,164,327

Handi Quilter Holding Company (Premier Needle Arts)

A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Limited Liability Company Unit Preferred (B)	754 uts.	*	754,062	302,391
Limited Liability Company Unit Common Class A (B)	7,292 uts.	12/19/14	—	—
* 12/19/14 and 04/29/16.			754,062	302,391

Heartland Veterinary Partners

A veterinary support organization that provides a comprehensive set of general veterinary services as well as ancillary services such as boarding and grooming.
11.00% Opco PIK Note due 11/09/2028 (G)	$3,719,257	11/17/21	3,546,601	3,552,141

HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
Limited Liability Company Unit (B) (F)	203 uts.	01/17/14	203,125	976,197

Home Care Assistance, LLC

A provider of private pay non-medical home care assistance services.
8.50% Term Loan due 03/30/2027 (LIBOR + 4.750%)	$1,765,995	03/26/21	1,738,059	1,730,676

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities - (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B) (F)	89 uts.	10/14/11	$—	$—
Limited Liability Company Unit Class G (B) (F)	215 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B) (F)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B) (F)	89 uts.	10/14/11	—	—
			—	—

Illumifin

A leading provider of third-party administrator (“TPA”) services and software for life and annuity insurance providers.
7.25% Term Loan due 02/04/2028 (LIBOR + 6.000%)	$805,943	04/05/22	790,482	789,824

IM Analytics Holdings, LLC

A provider of test and measurement equipment used for vibration, noise, and shock testing.
8.67% Term Loan due 11/22/2023 (LIBOR + 7.000%)	$2,167,883	11/21/19	2,160,286	1,764,657
Warrant, exercisable until 2026, to purchase common stock at $.01 per share (B)	18,488 shs.	11/25/19	—	—
			2,160,286	1,764,657

Industrial Service Solutions

A provider of maintenance, repair and overhaul services for process equipment within the industrial, energy and power end-markets.
7.75% Term Loan due 01/31/2026 (LIBOR + 5.500%)	$2,233,732	02/05/20	2,203,919	2,189,058

i-Sight
A provider of SaaS internal investigation case management software utilized by Human Resources, Compliance, and Corporate Security departments.
8.64% Term Loan due 03/31/2027 (SOFR + 7.640%)	$745,823	04/15/22	735,111	734,636
Limited Liability Company Unit (B)	117,762 uts.	04/15/22	117,762	117,762
			852,873	852,398

JF Petroleum Group

A provider of repair, maintenance, instalation and projection management servicese to the US fueling infrastructure industry.
7.33% Term Loan due 04/20/2026 (LIBOR + 6.000%)	$1,414,316	05/04/21	1,381,715	1,336,528

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities - (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Jones Fish
A provider of lake management services, fish stocking and pond aeration sales and services.
6.75% First Lien Term Loan due 12/20/2027 (LIBOR + 5.750%) (G)	$2,523,207	02/28/22	$2,146,555	$2,149,236
Common Stock (F)	768 shs.	02/28/22	76,794	76,794
			2,223,349	2,226,030

Kano Laboratories LLC

A producer of industrial strength penetrating oils and lubricants.
7.01% Term Loan due 09/30/2026 (LIBOR + 5.000%) (G)	$2,581,820	11/18/20	1,722,202	1,719,095
7.01% First Lien Term Loan due 10/31/2027 (LIBOR + 5.000%) (G)	$843,581	11/08/21	499,718	501,526
Limited Liability Company Unit Class	41 uts.	11/19/20	41,109	41,110
			2,263,029	2,261,731

LeadsOnline
A nationwide provider of data, technology and intelligence tools used by law enforcement agencies, investigators, and businesses.
6.00% Term Loan due 12/23/2027 (LIBOR + 5.000%) (G)	$3,029,284	02/07/22	3,033,121	3,037,112
Limited Liability Company Unit (F)	9,186 uts.	02/07/22	9,186	9,186
			3,042,307	3,046,298

LYNX Franchising

A global franchisor of B2B services including commercial janitorial services, shared office space solutions, and textile and electronics restoration services.
8.48% Term Loan due 12/18/2026 (LIBOR + 6.250%)	$4,953,619	*	4,876,655	4,872,434
8.48% Term Loan due 12/23/2026 (LIBOR + 6.250%)	$1,506,119	09/09/21	1,480,598	1,481,435
* 12/22/2020 and 09/09/2021

Manhattan Beachwear Holding Company

A designer and distributor of women’s swimwear.
12.50% Senior Subordinated Note due 12/31/2022 (D)	$1,259,914	01/15/10	1,212,363	—
15.00% (2.50% PIK) Senior Subordinated Note due 12/31/2022 (D)	$345,759	10/05/10	343,820	—
Common Stock (B)	106 shs.	10/05/10	106,200	—
Common Stock Class B (B)	353 shs.	01/15/10	352,941	—
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	312 shs.	10/05/10	283,738	—
			2,299,062	—

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities - (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Marshall Excelsior Co.
A designer, manufacturer and supplier of mission critical, highly engineered flow control products used in the transportation, storage and consumption of liquified petroleum gas, liquified anhydrous ammonia, refined industrial and cryogenic gasses.
5.28% First Lien Term Loan due 02/18/2028 (SOFR + 5.500%) (G)	$1,259,110	02/24/22	$1,169,647	$1,168,401

Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13.00% Senior Subordinated Note due 07/20/2022 (D)	$1,736,205	04/17/15	1,735,060	13,890
Limited Liability Company Unit	9 uts.	04/17/15	1,356,658	—
			3,091,718	13,890

Media Recovery, Inc.
A global manufacturer and developer of shock, temperature, vibration, and other condition indicators and monitors for in-transit and storage applications.
7.82% First Out Term Loan due 11/22/2025 (SOFR + 5.500%)	$1,014,043	11/25/19	1,002,349	1,014,043

MES Partners, Inc.

An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
Preferred Stock Series A (B)	62,748 shs.	07/25/19	25,184	—
Preferred Stock Series C (B)	2,587 shs.	09/22/20	927,966	—
Common Stock Class B (B)	526,019 shs.	*	495,405	—
Warrant, exercisable until 2030, to purchase common stock at $.01 per share (B)	713,980 shs.	09/22/20	—	—
* 09/30/14 and 02/28/18.			1,448,555	—

MeTEOR Education LLC

A leading provider of classroom and common area design services, furnishings, equipment and instructional support to K-12 schools.
12.00% Senior Subordinated Note due 03/31/2025	$797,325	03/31/22	782,717	789,351
12.00% Senior Subordinated Note due 03/20/2024	$2,297,872	03/09/18	2,289,135	2,274,893
Limited Liability Company Unit (B) (F)	474 uts.	03/09/18	499,440	1,008,680
			3,571,292	4,072,924

MNS Engineers, Inc.

A consulting firm that provides civil engineering, construction management and land surveying services.
7.17% First Lien Term Loan due 07/30/2027 (LIBOR + 5.500%)	$2,382,000	08/09/21	2,341,406	2,348,343
Limited Liability Company Unit (B)	200,000 uts.	08/09/21	200,000	166,853
			2,541,406	2,515,196

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities - (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Mobile Pro Systems
A manufacturer of creative mobile surveillance systems for real-time monitoring in nearly any environment.
10.00% Second Lien Term Loan due 06/23/2027 (LIBOR + 0.1%)	$1,176,471	06/27/22	$1,152,993	$1,152,941
Common Stock (B) (F)	8,235 uts.	06/27/22	823,529	823,529
			1,976,522	1,976,470

Music Reports, Inc.

An administrator of comprehensive offering of rights and royalties solutions for music and cue sheet copyrights to music and entertainment customers.
7.12% Incremental Term Loan due 08/21/2026 (LIBOR + 6.000%)	$1,698,730	11/05/21	1,669,376	1,665,502
7.12% Term Loan due 08/21/2026 (LIBOR + 6.000%)	$1,237,169	08/25/20	1,215,759	1,212,970
			2,885,135	2,878,472

Narda-MITEQ (JFL-Narda Partners, LLC)

A manufacturer of radio frequency and microwave components and assemblies.
7.50% First Lien Term Loan due 11/30/2027 (LIBOR + 5.250%) (G)	$1,578,469	12/06/21	1,128,460	1,090,353
7.50% Incremental Term Loan due 12/06/2027 (LIBOR + 5.250%)	$1,734,967	12/28/21	1,707,195	1,665,568
Limited Liability Company Unit Class A Preferred	1,614 uts.	12/06/21	161,392	135,351
Limited Liability Company Unit Class B Common	179 uts.	12/06/21	17,932	—
			3,014,979	2,891,272

National Auto Care
A provider of professional finance and insurance products and consulting services to auto, RV, and powersports dealerships.
7.50% First Lien Term Loan due 09/28/2024 (LIBOR + 5.250%) (G)	$1,992,244	12/20/21	1,491,693	1,491,329

Navia Benefit Solutions, Inc.

A third-party administrator of employee-directed healthcare benefits.
6.76% Term Loan due 02/01/2026 (LIBOR + 5.250%) (G)	$3,472,266	02/10/21	2,322,307	2,336,377

Northstar Recycling
A managed service provider for waste and recycling services, primarily targeting food and beverage end markets.
7.00% Term Loan due 09/30/2027 (LIBOR + 4.750%)	$1,551,333	10/01/21	1,524,173	1,528,063

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities - (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Office Ally (OA TOPCO, LP)
A provider of medical claims clearinghouse software to office-based physician providers and healthcare insurance payers.
7.57% Term Loan due 12/20/2028 (LIBOR + 6.000%)	$492,989	04/29/22	$222,311	$222,206
8.25% Term Loan due 12/10/2028 (LIBOR + 6.000%) (G)	$1,962,101	12/20/21	1,659,584	1,656,610
Limited Liability Company Unit (B)	42,184 uts.	12/20/21	42,184	42,184
			1,924,079	1,921,000

Omega Holdings

A distributor of aftermarket automotive air conditioning products.
7.83% Term Loan due 03/31/2029 (SOFR + 5.000%) (G)	$1,343,546	03/31/22	1,238,797	1,240,025

Omni Logistics, LLC
A specialty freight forwarding business specifically targeting the semiconductor, media, technology and healthcare end markets.
6.00% Term Loan due 12/30/2026 (LIBOR + 5.000%)	$3,465,088	12/30/20	3,387,135	3,395,786

Options Technology Ltd
A provider of vertically focused financial technology managed services and IT infrastructure products for the financial services industry.
6.22% Term Loan due 12/18/2025 (LIBOR + 4.750%)	$3,285,353	12/23/19	3,247,147	3,234,309

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you,“free from” healthy and gluten-free categories.
12.00% (1.00% PIK) Senior Subordinated Note due 12/29/2023	$3,602,879	02/17/17	3,600,667	3,602,879
Common Stock Class B (B)	772,121 shs.	*	772,121	677,082
* 01/29/16 and 02/17/17.			4,372,788	4,279,961

PB Holdings LLC

A designer, manufacturer and installer of maintenance and repair parts and equipment for industrial customers.
6.50% Term Loan due 02/28/2024 (LIBOR + 4.250%)	$1,629,751	03/06/19	1,615,193	1,541,745

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities - (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Pearl Holding Group
A managing general agent that originates, underwrites, and administers non-standard auto insurance policies for carries in Florida.
8.78% First Lien Term Loan due 12/16/2026 (LIBOR + 6.000%)	$3,563,598	12/20/21	$3,469,931	$3,456,690
Warrant - Class A, to purchase common stock at $.01 per share	1,874 uts.	12/22/21	—	—
Warrant - Class B, to purchase common stock at $.01 per share	633 uts.	12/22/21	—	—
Warrant - Class CC, to purchase common stock at $.01 per share	65 uts.	12/22/21	—	—
Warrant - Class D, to purchase common stock at $.01 per share	167 uts.	12/22/21	—	—
			3,469,931	3,456,690

Pegasus Transtech Corporation

A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.
8.17% Term Loan due 08/31/2026 (LIBOR + 6.500%)	$774,498	09/29/20	755,397	757,428
8.17% Term Loan due 11/17/2024 (LIBOR + 6.500%)	$3,839,388	11/14/17	3,806,705	3,754,768
			4,562,102	4,512,196

Petroplex Inv Holdings LLC

A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company Unit	1.51% int.	*	419,207	4,619
* 11/29/12 and 12/20/16.

Polara (VSC Polara LLC)
A manufacturer of pedestrian traffic management and safety systems, including accessible pedestrian signals, “push to walk” buttons, and related “traffic” control units.
6.42% First Lien Term Loan due 12/03/2027 (LIBOR + 4.750%) (G)	$1,906,662	12/03/21	1,654,090	1,650,435
Limited Liability Company Unit (F)	2,963 uts.	12/03/21	296,343	296,342
			1,950,433	1,946,777

Polytex Holdings LLC

A manufacturer of water based inks and related products serving primarily the wall covering market.
13.9% (7.9% PIK) Senior Subordinated Note due 12/31/2024 (D)	$2,170,983	07/31/14	2,159,212	1,772,608
Limited Liability Company Unit	300,485 uts.	07/31/14	300,485	—
Limited Liability Company Unit Class F	75,022 uts.	*	50,322	—
* 09/28/17 and 02/15/18.			2,510,019	1,772,608

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities - (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Portfolio Group
A provider of professional finance and insurance products to automobile dealerships, delivering a suite of offerings that supplement earnings derived from vehicle transactions.
7.00% First Lien Term Loan due 12/02/2025 (LIBOR + 6.000%) (G)	$2,965,165	11/15/21	$2,417,692	$2,426,653

PPC Event Services
A special event equipment rental business.
Preferred Stock Series P-1 (B)	144 shs.	07/21/20	144,094	428,352
Common Stock (B)	346,824 shs.	07/21/20	—	230,115
12.00% Term Loan due 05/28/2023 (D)	$1,614,362	07/21/20	1,250,791	1,402,880
8.00% Term Loan due 05/28/2023 (D)	$1,616,846	07/21/20	1,251,704	1,372,703
Limited Liability Company Unit (B)	7,000 uts.	11/20/14	350,000	—
Limited Liability Company Unit Series A-1 (B)	689 uts.	03/16/16	86,067	457
			3,082,656	3,434,507

ProfitOptics

A software development and consulting company that delivers solutions via its proprietary software development platform, Catalyst.
6.50% Term Loan due 02/15/2028 (LIBOR + 5.750%) (G)	$1,806,452	03/15/22	1,385,011	1,386,730
8.00% Senior Subordinated Note due 02/15/2029	$64,516	03/15/22	64,516	63,351
Limited Liability Company Unit	193,548 uts.	03/15/22	129,032	132,774
			1,578,559	1,582,855

Recovery Point Systems, Inc.

A provider of IT infrastructure, colocation and cloud based resiliency services.
7.50% Term Loan due 07/31/2026 (LIBOR + 6.500%)	$2,773,166	08/12/20	2,735,119	2,773,166
Limited Liability Company Unit (F)	44,803 uts.	03/05/21	44,803	30,462
			2,779,922	2,803,628

RedSail Technologies

A provider of pharmacy management software solutions for independent pharmacies and long-term care facilities.
6.80% Term Loan due 10/27/2026 (LIBOR + 4.750%)	$3,291,920	12/09/20	3,231,366	3,226,082

ReelCraft Industries, Inc.
A designer and manufacturer of heavy-duty reels for diversified industrial, mobile equipment OEM, auto aftermarket, government/military and other end markets.
Limited Liability Company Unit Class B	595,745 uts.	11/13/17	374,731	1,524,598

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities - (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Renovation Brands (Renovation Parent Holdings, LLC)
A portfolio of seven proprietary brands that sell various home improvement products primarily through the e-Commerce channel.
7.46% Term Loan due 08/16/2027 (LIBOR + 5.500%)	$1,932,039	11/15/21	$1,888,982	$1,893,801
Limited Liability Company Unit	78,947 uts.	09/29/17	78,947	78,947
			1,967,929	1,972,748

Resonetics, LLC
A provider of laser micro-machining manufacturing services for medical device and diagnostic companies.
8.61% Incremental Second Lien Term Loan due 04/28/2029 (LIBOR + 7.000%)	$1,120,000	11/15/21	1,099,477	1,120,000
8.61% Second Lien Term Loan due 04/28/2029 (LIBOR + 7.000%)	$3,500,000	04/28/21	3,440,277	3,500,000
			4,539,754	4,620,000

REVSpring, Inc.
A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
10.50% Second Lien Term Loan due 10/11/2026 (LIBOR + 8.250%)	$3,500,000	10/11/18	3,443,835	3,500,000

Rock-it Cargo

A provider of specialized international logistics solutions to the music touring, performing arts, live events, fine art and specialty industries.
7.00% Term Loan due 06/22/2024 (LIBOR + 5.000%)	$4,980,161	07/30/18	4,938,052	4,387,521

ROI Solutions

Call center outsourcing and end user engagement services provider.
6.50% Term Loan due 07/31/2024 (LIBOR + 5.000%) (G)	$3,702,981	07/31/18	2,434,413	2,460,158

RPX Corp

A provider of subscription services that help member companies mitigate the risk of patent disputes and reduce the cost of patent litigation.
7.67% Term Loan due 10/23/2025 (LIBOR + 6.000%)	$4,898,578	*	4,819,727	4,816,119
* 10/22/20 and 09/28/21.

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities - (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Ruffalo Noel Levitz
A provider of enrollment management, student retention and career services, and fundraising management for colleges and universities.
8.25% Term Loan due 05/29/2024 (LIBOR + 6.000%)	$2,537,937	01/08/19	$2,524,435	$2,537,937

Safety Products Holdings, Inc.
A manufacturer of highly engineered safety cutting tools.
7.62% Term Loan due 12/15/2026 (LIBOR + 6.000%) (H)	$3,388,566	12/15/20	3,331,888	3,344,514
Common Stock (B)	59 shs.	12/16/20	59,372	74,114
			3,391,260	3,418,628

Sandvine Corporation

A provider of active network intelligence solutions.
9.67% Second Lien Term Loan due 11/02/2026 (LIBOR + 8.000%)	$3,500,000	11/01/18	3,452,537	3,500,000

Sara Lee Frozen Foods
A provider of frozen bakery products, desserts and sweet baked goods.
6.17% First Lien Term Loan due 07/30/2025 (LIBOR + 4.500%)	$3,712,507	07/27/18	3,675,756	3,356,107

Scaled Agile, Inc.
A provider of training and certifications for IT professionals focused on software development.
7.75% Term Loan due 12/15/2027 (LIBOR + 5.500%) (G)	$3,493,882	12/16/21	2,376,699	2,412,419

SEKO Worldwide, LLC
A third-party logistics provider of ground, ocean, air and home delivery forwarding services.
6.67% Term Loan due 12/30/2026 (LIBOR + 5.000%) (G)	$3,455,136	12/30/20	3,063,730	3,060,748

Smart Bear
A provider of web-based tools for software development, testing and monitoring.
9.75% Second Lien Term Loan due 11/10/2028 (LIBOR + 7.500%)	$3,500,000	03/02/21	3,418,920	3,445,394

Smartling, Inc.

A provider in SaaS-based translation management systems and related translation services.
7.32% Term Loan due 10/26/2027 (LIBOR + 5.750%) (G)	$3,485,588	11/03/21	2,805,751	2,813,527

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities - (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Specified Air Solutions (dba Madison Indoor Air Solutions)
A manufacturer and distributor of heating, dehumidification and other air quality solutions.
Limited Liability Company Unit (B)	1,474,759 uts.	02/20/19	$4,663,774	$19,327,392

Springbrook Software

A provider of vertical-market enterprise resource planning software and payments platforms focused on the local government end-market.
7.75% Term Loan due 12/20/2026 (LIBOR + 5.500%)	$2,750,721	12/23/19	2,719,922	2,750,721

Stackline

An e-commerce data company that tracks products sold through online retailers.
8.75% Term Loan due 07/30/2028	$3,568,174	07/29/21	3,508,855	3,518,616
Common Stock (B)	2,720 shs.	07/30/21	85,374	127,664
			3,594,229	3,646,280

Standard Elevator Systems

A scaled manufacturer of elevator components combining four elevator companies, Standard Elevator Systems, EMI Porta, Texacone, and ZZIPCO.
7.11% First Lien Term Loan due 12/02/2027 (LIBOR + 5.500%) (G)	$3,490,464	12/02/21	2,182,801	2,186,550

Strahman Holdings Inc.
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
Preferred Stock Series A (B)	317,935 shs.	12/13/13	317,935	447,652
Preferred Stock Series A-2 (B)	53,086 shs.	09/10/15	59,987	74,745
			377,922	522,397

Stratus Unlimited

A nationwide provide of brand implementation services, including exterior and interior signage, refresh and remodel, and facility maintenance and repair.
8.38% Term Loan due 06/08/2027 (LIBOR + 5.500%)(G)	$1,889,522	07/02/21	1,511,802	1,520,746
Limited Liability Company Unit	149 uts.	06/30/21	149,332	166,521
			1,661,134	1,687,267

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities - (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Sunvair Aerospace Group Inc.
An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12.00% (1.00% PIK) Senior Subordinated Note due 08/01/2024	$4,094,262	*	$4,042,069	$4,013,089
Preferred Stock Series A (B)	58 shs.	12/21/20	144,411	162,083
Common Stock (B)	139 shs.	**	213,007	472,798
* 07/31/15 and 12/21/20.			4,399,487	4,647,970
** 07/31/15 and 11/08/17.

Syntax Systems Ltd.
A cloud management service provider.
7.17% Term Loan due 10/14/2028 (LIBOR + 5.500%) (G)	$1,989,416	10/28/21	1,495,374	1,497,840

Tank Holding
A manufacturer of proprietary rotational molded polyethylene and steel storage tanks and containers.
7.63% Term Loan due 03/31/2028 (SOFR + 6.000%) (G)	$1,000,000	03/31/22	952,990	953,921

Tencarva Machinery Company
A distributor of mission critical, engineered equipment, replacement parts and services in the industrial and municipal end-markets.
7.50% Term Loan due 12/20/2027 (LIBOR + 5.250%) (G)	$4,099,129	12/20/21	2,928,652	2,934,954

Terrybear
A designer and wholesaler of cremation urns and memorial products for people and pets.
10.00% Term Loan due 04/27/2028	$1,794,872	04/29/22	1,760,007	1,758,974
Limited Liability Company Unit (B) (F)	170,513 uts.	04/29/22	1,671,026	1,705,128
			3,431,033	3,464,102

The Caprock Group (aka TA/TCG Holdings, LLC)

A wealth manager focused on ultra-high-net-worth individuals, who have $25-30 million of investable assets on average.
8.99% Holdco PIK Note due 10/21/2028	$2,333,333	10/28/21	2,291,152	2,297,123
5.92% Term Loan due 12/15/2027 (LIBOR + 4.250%) (G)	$1,165,565	12/21/21	198,954	204,796
			2,490,106	2,501,919

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities - (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

The Hilb Group, LLC
An insurance brokerage platform that offers insurance and benefits programs to middle-market companies throughout the Eastern seaboard.
8.00% Term Loan due 12/02/2026 (LIBOR + 5.750%)	$3,442,416	*	$3,387,119	$3,372,294
* 12/02/19 and 12/10/20.

The Octave Music Group, Inc. (fka TouchTunes)

A global provider of digital music and media and introduced the play-for-play digital jukebox in 1998.
8.15% Second Lien Term Loan 03/31/2030 (SOFR + 7.500%)	$948,718	04/01/22	930,335	929,744
Limited Liability Company Unit (B)	51,282 uts.	04/01/22	51,282	51,282
			981,617	981,026

Therma-Stor Holdings LLC

A designer and manufacturer of dehumidifiers and water damage restoration equipment for residential and commercial applications.
Limited Liability Company Unit (B)	39,963 uts.	11/30/17	—	21,705

Transit Technologies LLC
A software platform for the transportation market that offers end-to-end software solutions focused on operations, fleet management and telematics services.
6.16% Term Loan due 02/10/2025 (LIBOR + 4.750%)	$1,623,627	02/13/20	1,608,750	1,576,542

Trident Maritime Systems

A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
7.00% Unitranche Term Loan due 02/19/2026 (LIBOR + 4.750%)	$3,465,000	02/25/21	3,420,697	3,404,363

Tristar Global Energy Solutions, Inc.
A hydrocarbon and decontamination services provider serving refineries worldwide.
12.50% (1.50% PIK) Senior Subordinated Note due 06/30/2024 (D)	$2,444,733	01/23/15	2,442,764	2,442,288

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities - (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Truck-Lite
A leading provider of harsh environment LED safety lighting, electronics, filtration systems, and telematics for a wide range of commercial vehicles, specialty vehicles, final mile delivery vehicles, off-road/off-highway, marine, and other adjacent harsh environment markets.
8.50% First Lien Term Loan due 04/28/2029 (LIBOR + 6.250%)	$513,935	11/15/21	$504,719	$503,657
8.50% Term Loan due 12/02/2026 (LIBOR + 6.250%)	$4,454,941	*	4,393,241	4,365,842
* 12/13/2019 and 11/15/2021.			4,897,960	4,869,499

Trystar, Inc.

A niche manufacturer of temporary power distribution products for the power rental, industrial, commercial utility and back-up emergency markets.
7.75% Term Loan due 10/01/2023 (LIBOR + 5.500%)	$4,598,874	09/28/18	4,576,397	4,497,699
6.65% Term Loan due 09/28/2023 (LIBOR + 5.250%)	$372,470	10/27/21	368,150	364,275
Limited Liability Company Unit (B) (F)	115 uts.	09/28/18	124,682	82,960
			5,069,229	4,944,934

Turnberry Solutions, Inc.

A provider of technology consulting services.
7.13% Term Loan due 07/30/2026 (SOFR + 6.000%)	$3,364,073	07/29/21	3,309,171	3,276,607

U.S. Legal Support, Inc.
A provider of court reporting, record retrieval and other legal supplemental services.
7.55% Term Loan due 11/12/2024 (LIBOR + 5.750%)	$4,313,929	*	4,279,126	4,235,879
* 11/29/18 and 03/25/19.

UroGPO, LLC

A group purchasing organization that connects pharmaceutical companies with urology practices to facilitate the purchase of pharmaceutical drugs for discounted prices.
7.81% Term Loan due 12/15/2026 (LIBOR + 5.750%) (B)	$4,566,667	12/14/20	4,498,802	4,566,667

VitalSource
A provider of digital fulfillment software for the higher education sector.
7.60% Term Loan due 06/01/2028 (LIBOR + 6.000%)	$3,402,778	06/01/21	3,345,235	3,399,375
Limited Liability Company Unit (B) (F)	3,837 uts.	06/01/21	38,367	67,467
			3,383,602	3,466,842

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities - (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts and Connecticut.
7.17% First Lien Term Loan due 05/22/2024 (LIBOR + 5.500%)	$4,817,583	05/17/18	$4,787,221	$4,723,840

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
Limited Liability Company Unit (B) (F)	751,212 uts.	08/03/15	751,212	99,602

Wolf-Gordon, Inc.
A designer and specialty distributor of wallcoverings and related building products, including textiles, paint, and writeable surfaces.
Common Stock (B)	318 shs.	01/22/16	126,157	648,849

Woodland Foods, Inc.
A provider of specialty dry ingredients such as herbs & spices, rice & grains, mushrooms & truffles, chilies, and other ingredients to customers within the industrial, foodservice, and retail end-markets.
7.10% Term Loan due 11/30/2027 (LIBOR + 5.500%) (G)	$2,498,222	12/01/21	2,185,975	2,190,807
Limited Liability Company Unit (F)	303 uts.	09/29/17	303,379	303,379
			2,489,354	2,494,186

World 50, Inc.
A provider of exclusive peer-to-peer networks for C-suite executives at leading corporations.
6.92% Term Loan due 01/10/2026 (LIBOR + 5.250%)	$627,827	09/21/20	615,286	627,827
6.42% Term Loan due 12/31/2025 (LIBOR + 4.750%)	$2,497,349	01/09/20	2,460,612	2,461,924
			3,075,898	3,089,751

Ziyad

An end-to-end importer, brand manager, value-added processor, and distributor of Middle Eastern and Mediterranean foods.
7.63% First Lien Term Loan due 02/09/2028 (LIBOR + 4.750%) (G)	$2,085,024	02/09/22	1,110,069	1,112,810
Limited Liability Company Unit (F)	65 uts.	02/09/22	65,036	80,044
			1,175,105	1,192,854

Total Private Placement Investments (E)			$330,140,526	$339,026,808

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 3.88%: (H)

Bonds - 3.88%
American Airlines Inc.	11.750%	07/15/25	$1,000,000	$993,367	$1,034,900
AOC, LLC	6.625	10/15/29	140,000	122,195	117,950
Carriage Purchaser Inc.	7.875	10/15/29	1,000,000	755,172	744,633
Cogent Communications	7.000	06/15/27	1,250,000	1,211,100	1,197,500
Coronado Finance Pty Ltd.	10.750	05/15/26	492,000	484,444	510,450
CSC Holdings LLC	5.000	11/15/31	1,250,000	1,039,593	842,547
CVR Energy Inc.	5.750	02/15/28	1,000,000	924,948	891,702
Frontier Communications	8.750	05/15/30	387,000	387,000	391,253
Neptune Energy Bondco PLC	6.625	05/15/25	1,000,000	991,191	960,000
New Enterprise Stone & Lime Co Inc.	9.750	07/15/28	1,000,000	957,981	855,000
Prime Security Services, LLC	6.250	01/15/28	1,200,000	1,086,345	1,003,914
Scientific Games Holdings LP	6.625	03/01/30	960,000	960,000	816,000
Terrier Media Buyer, Inc.	8.875	12/15/27	1,020,000	984,492	805,810
The Manitowoc Company, Inc.	9.000	04/01/26	1,000,000	986,434	931,010
Trident TPI Holdings Inc.	9.250	08/01/24	1,000,000	984,941	914,840
Verscend Holding Corp.	9.750	08/15/26	965,000	1,008,691	938,463

Total Bonds				13,877,894	12,955,972

Common Stock - 0.00%
TherOX, Inc. (B)			6	—	—
Touchstone Health Partnership (B)			1,168	—	—

Total Common Stock				—	—

Total Rule 144A Securities				13,877,894	12,955,972

Total Corporate Restricted Securities				$344,018,420	$351,982,780

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Corporate Public Securities - 2.51%: (A)	LIBOR Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 2.06%
Almonde, Inc.	7.250%	8.489%	06/13/25	$940,734	$947,714	$803,659
Alpine US Bidco LLC	9.000	10.120	04/28/29	1,270,956	1,238,202	1,156,569
Edelman Financial Services	6.750	8.416	06/08/26	258,914	258,257	235,692
Front Line Power Construction LLC	12.500	13.950	11/01/28	448,875	424,264	437,653
Kenan Advantage Group Inc.	7.250	8.916	08/17/27	1,228,634	1,197,334	1,105,771
Magenta Buyer LLC	8.250	9.480	05/03/29	1,006,667	997,033	916,067
STS Operating, Inc.	8.000	9.666	04/25/26	1,000,000	1,010,000	968,750
Syncsort Incorporated	7.250	8.434	04/23/29	444,444	441,504	390,462
Wastequip, LLC	7.750	8.810	02/27/26	1,000,000	990,679	873,330

Total Bank Loans					7,504,987	6,887,953

Bonds - 0.42%
Genesis Energy, L.P.		6.500	10/01/25	675,000	651,610	622,688
Triumph Group, Inc.		7.750	08/15/25	1,000,000	1,004,322	770,000

Total Bonds					1,655,932	1,392,688

Common Stock - 0.03%
Chase Packaging Corporation (B)				9,541	—	582
Orbital Energy Group Inc.				21,600	24,648	13,604
Tourmaline Oil Corp				103,618	—	80,327

Total Common Stock					24,648	94,513

Total Corporate Public Securities					$9,185,567	$8,375,154

Total Investments		108.03%			$353,203,987	$360,357,934

Other Assets		5.18				17,281,464
Liabilities		(13.21)				(44,063,414)

Total Net Assets		100.00%				$333,575,984

(A)	In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid securities. As of June 30, 2022 the value of these securities amounted to $339,026,808 or 101.64% of net assets.
(F)	Held in CI Subsidiary Trust.
(G)	A portion of these securities contain unfunded commitments. As of June 30, 2022, total unfunded commitments amounted to $19,966,866 and had unrealized appreciation of $49,391 or 0.01% of net assets. See Note 7.
(H)	Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
PIK	- Payment-in-kind

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 5.91%
Accurus Aerospace	$865,618
Compass Precision	3,466,453
CTS Engines	2,758,969
Narda-MITEQ (JFL-Narda Partners, LLC)	2,891,272
Sunvair Aerospace Group Inc.	4,647,970
Trident Maritime Systems	3,404,363
Trident TPI Holdings Inc.	914,840
Triumph Group, Inc.	770,000
19,719,485
AIRLINES - 1.35%
American Airlines Inc.	1,034,900
Echo Logistics	3,483,233
4,518,133
AUTOMOTIVE - 3.80%
Aurora Parts & Accessories LLC	811,229
English Color & Supply LLC	4,408,890
JF Petroleum Group	1,336,528
Omega Holdings	1,240,025
Truck-Lite	4,869,499
12,666,171
BROKERAGE, ASSET MANAGERS & EXCHANGES - 1.76%
The Caprock Group	2,501,919
The Hilb Group, LLC	3,372,294
5,874,213
BUILDING MATERIALS - 1.27%
Decks Direct, LLC	2,749,238
New Enterprise Stone & Lime Co Inc.	855,000
Wolf-Gordon, Inc.	648,849
4,253,087
CABLE & SATELLITE - 0.25%
CSC Holdings LLC	842,547

CHEMICALS - 1.21%
Kano Laboratories LLC	2,261,731
Polytex Holdings LLC	1,772,608
4,034,339
CONSTRUCTION MACHINERY - 0.00%
Orbital Energy Group Inc.	13,604

Fair Value/ Market Value

CONSUMER CYCLICAL SERVICES - 7.36%
Accelerate Learning	$3,440,187
LYNX Franchising	4,872,434
MeTEOR Education LLC	4,072,924
Mobile Pro Systems	1,976,470
PPC Event Services	3,434,507
Prime Security Services, LLC	1,003,914
ROI Solutions	2,460,158
Turnberry Solutions, Inc.	3,276,607
24,537,201
CONSUMER PRODUCTS - 3.59%
AMS Holding LLC	550,386
Blue Wave Products, Inc.	427,231
Elite Sportswear Holding, LLC	—
gloProfessional Holdings, Inc.	2,028,424
Handi Quilter Holding Company (Premier Needle Arts)	302,391
HHI Group, LLC	976,197
Jones Fish	2,226,030
Manhattan Beachwear Holding Company	—
Master Cutlery LLC	13,890
Renovation Brands (Renovation Parent Holdings, LLC)	1,972,748
Terrybear	3,464,102
11,961,399
DIVERSIFIED MANUFACTURING - 7.77%
Advanced Manufacturing Enterprises LLC	—
AOC, LLC	117,950
F G I Equity LLC	4,150,374
MNS Engineers, Inc.	2,515,196
Reelcraft Industries, Inc.	1,524,598
Resonetics, LLC	4,620,000
Safety Products Holdings, Inc.	3,418,628
Standard Elevator Systems	2,186,550
Strahman Holdings Inc.	522,397
Tank Holding	953,921
The Manitowoc Company, Inc.	931,010
Therma-Stor Holdings LLC	21,705
Trystar, Inc.	4,944,934
25,907,263

See Notes to Consolidated Financial Statements

Barings Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

ELECTRIC - 1.24%
Dwyer Instruments, Inc.	$1,692,587
Electric Power Systems International, Inc.	2,460,099
4,152,686
ENVIRONMENTAL - 1.41%
ENTACT Environmental Services, Inc.	2,018,093
Marshall Excelsior Co.	1,168,401
Northstar Recycling	1,528,063
4,714,557
FINANCIAL COMPANIES - 0.73%
Portfolio Group	2,426,653

FINANCIAL OTHER - 1.06%
Cogency Global	1,821,799
Edelman Financial Services	235,692
National Auto Care	1,491,329
3,548,820
FOOD & BEVERAGE - 4.60%
Alpine US Bidco LLC	1,156,569
Del Real LLC	2,757,107
PANOS Brands LLC	4,279,961
Sara Lee Frozen Foods	3,356,107
Westminster Acquisition LLC	99,602
Woodland Foods, Inc.	2,494,186
Ziyad	1,192,854
15,336,386
GAMING - 0.24%
Scientific Games Holdings LP	816,000

HEALTHCARE - 6.82%
Cadence, Inc.	2,107,358
Ellkay	1,439,474
GD Dental Services LLC	126,565
Heartland Veterinary Partners	3,552,141
Home Care Assistance, LLC	1,730,676
Illumifin	789,824
Navia Benefit Solutions, Inc.	2,336,377
Office Ally (OA TOPCO, LP)	1,921,000
RedSail Technologies	3,226,082
TherOX, Inc.	—
UroGPO, LLC	4,566,667
Verscend Holding Corp.	938,463
22,734,627

Fair Value/ Market Value

INDEPENDENT - 0.29%
Neptune Energy Bondco PLC	$960,000

INDUSTRIAL OTHER - 12.55%
ASPEQ Holdings	2,347,135
Concept Machine Tool Sales, LLC	1,225,844
E.S.P. Associates, P.A.	483,798
Front Line Power Construction LLC	437,653
IM Analytics Holdings, LLC	1,764,657
Industrial Service Solutions	2,189,058
Media Recovery, Inc.	1,014,043
PB Holdings LLC	1,541,745
Polara	1,946,777
Specified Air Solutions (dba Madison Indoor Air Solutions)	19,327,392
Stratus Unlimited	1,687,267
STS Operating, Inc.	968,750
Tencarva Machinery Company	2,934,954
Wastequip, LLC	873,330
World 50, Inc.	3,089,751
41,832,154
LOCAL AUTHORITY - 0.91%
LeadsOnline	3,046,298

MEDIA & ENTERTAINMENT - 3.87%
Advantage Software	197,689
BrightSign	2,814,116
Cadent, LLC	1,809,277
DistroKid	3,417,692
HOP Entertainment LLC	—
Music Reports, Inc.	2,878,472
Terrier Media Buyer, Inc.	805,810
The Octave Music Group, Inc. (fka TouchTunes)	981,026
12,904,082
METALS & MINING - 0.15%
Coronado Finance Pty Ltd.	510,450

MIDSTREAM - 0.19%
Genesis Energy, L.P.	622,688

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2022

(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

OIL FIELD SERVICES - 0.03%
Petroplex Inv Holdings LLC	$4,619
Tourmaline Oil Corp	80,327
84,946
PACKAGING - 1.26%
ASC Holdings, Inc.	1,517,985
Brown Machine LLC	1,683,308
Chase Packaging Corporation	582
Five Star Holding, LLC	1,000,593
4,202,468
PAPER - 0.24%
Dunn Paper	807,692

PROPERTY AND CASUALTY - 1.04%
Pearl Holding Group	3,456,690

REFINING - 1.00%
CVR Energy Inc.	891,702
MES Partners, Inc.	—
Tristar Global Energy Solutions, Inc.	2,442,288
3,333,990
TECHNOLOGY - 26.60%
1WorldSync, Inc.	4,911,294
Almonde, Inc.	803,659
Amtech Software	1,054,354
Audio Precision	3,676,500
Best Lawyers (Azalea Investment Holdings, LLC)	2,794,486
CAi Software	4,417,412
Cash Flow Management	1,827,658
CloudWave	3,306,768
Command Alkon	4,195,931
Comply365	1,338,951
EFI Productivity Software	1,816,085
Follett School Solutions	3,427,802
GraphPad Software, Inc.	5,164,327
i-Sight	852,398
Magenta Buyer LLC	916,067
Options Technology Ltd	3,234,309
ProfitOptics	1,582,855
Recovery Point Systems, Inc.	2,803,628

Fair Value/ Market Value

REVSpring, Inc.	$3,500,000
RPX Corp	4,816,119
Ruffalo Noel Levitz	2,537,937
Sandvine Corporation	3,500,000
Scaled Agile, Inc.	2,412,419
Smart Bear	3,445,394
Smartling, Inc.	2,813,527
Springbrook Software	2,750,721
Stackline	3,646,280
Syncsort Incorporated	390,462
Syntax Systems Ltd	1,497,840
Transit Technologies LLC	1,576,542
U.S. Legal Support, Inc.	4,235,879
VitalSource	3,466,842
88,714,446
TELECOM - WIRELINE INTEGRATED & SERVICES - 0.12%
Frontier Communications	391,253

TRANSPORTATION SERVICES - 9.06%
AIT Worldwide Logistics, Inc.	3,452,806
Carriage Purchaser Inc.	744,633
eShipping	2,491,246
FragilePAK	2,361,559
Kenan Advantage Group Inc.	1,105,771
Omni Logistics, LLC	3,395,786
Pegasus Transtech Corporation	4,512,196
Rock-it Cargo	4,387,521
SEKO Worldwide, LLC	3,060,748
VP Holding Company	4,723,840
30,236,106
WIRELESS - 0.36%
Cogent Communications	1,197,500

Total Investments - 108.03% (Cost - $353,203,987)	$360,357,934

See Notes to Consolidated Financial Statements

Barings Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

1.	History

Barings Corporate Investors (the “Trust”) commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.

The Trust is a diversified closed-end management investment company. Barings LLC (“Barings”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“CI Subsidiary Trust”) for the purpose of holding certain investments. The results of CI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the CI Subsidiary Trust.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies, for the purpose of financial reporting.

A. Fair Value Measurements:

Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

Determination of Fair Value

The determination of the fair value of the Trust’s investments is the responsibility of the Trust’s Board of Trustees (the “Trustees”). The Trustees have adopted procedures for the valuation of the Trust’s securities and have delegated responsibility for applying those procedures to Barings. Barings has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees and ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust’s portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Barings. In approving valuations, the Trustees will consider reports by Barings analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Barings has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $339,026,808 (101.64% of net assets) as of June 30, 2022, the values of which have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Independent Valuation Process

The fair value of bank loans and equity investments that are unsyndicated or for which market quotations are not readily available, including middle-market bank loans, will be submitted to an independent provider to perform an independent valuation on those bank loans and equity investments as of the end of each quarter. Such bank loans and equity investments will be held at cost until such time as they are sent to the valuation provider for an initial valuation subject to override by the Adviser should it determine that there have been material changes in interest rates and/or the credit quality of the issuer. The independent valuation provider applies various methods (synthetic rating analysis, discounting cash flows, and re-underwriting analysis) to establish the rate of return a market participant would require (the “discount rate”) as of the valuation date, given market conditions, prevailing lending standards and the perceived credit quality of the issuer. Future expected cash flows for each investment are discounted back to present value using these discount rates in the discounted cash flow analysis. A range of value will be provided by the valuation provider and the Adviser will determine the point within that range that it will use in making valuation recommendations to the

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Trustees, and will report to the Trustees on its rationale for each such determination. The Adviser will continue to use its internal valuation model as a comparison point to validate the price range provided by the valuation provider and, where applicable, in determining the point within that range that it will use in making valuation recommendations to the Trustees. If the Advisers’ Pricing Committee disagrees with the price range provided, it may make a fair value recommendation to the Trustees that is outside of the range provided by the independent valuation provider, and will notify the Trustees of any such override and the reasons therefore. In certain instances, the Trust may determine that it is not cost-effective, and as a result is not in the shareholders’ best interests, to request the independent valuation firm to perform the Procedures on certain investments. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio. Finally, the Trustees determined in good faith that the Trust’s investments were valued at fair value in accordance with the Trust’s valuation policies and procedures and the 1940 Act based on, among other things, the input of Barings, the Trust’s Audit Committee and the independent valuation firm.

Following is a description of valuation methodologies used for assets recorded at fair value:

Corporate Public Securities at Fair Value – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At June 30, 2022, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

At least annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The reviews also include an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

Corporate Restricted Securities at Fair Value – Bank Loans, Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes’ fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities at Fair Value – Common Stock, Preferred Stock and Partnerships & LLC’s

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt, to senior and junior subordinated debt, to preferred stock, then finally common stock.

To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple.

Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs. Increases/ (decreases) to the company’s EBITDA and/or valuation multiple would result in increases/ (decreases) to the equity value.

Barings Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Short-Term Securities

Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

New Accounting Pronouncement

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04 (“ASU 2020-04”)

“Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This guidance provides optional expedients and exceptions for applying generally accepted accounting principles to contract modifications and hedging relationships, subject to meeting certain criteria, that reference LIBOR or another reference rate expected to be discontinued. ASU 2020-04 is effective for all entities as of March 12, 2020 through December 31, 2022. The Trust expects that the adoption of this guidance will not have a material impact on the Trust’s financial position, result of operations or cash flows.

Fair Value Hierarchy

The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

The following table summarizes the levels in the fair value hierarchy into which the Trust’s financial instruments are categorized as of June 30, 2022.

The fair values of the Trust’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of June 30, 2022 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$33,952,088	$—	$12,955,972	$20,996,116
Bank Loans	273,766,136	—	—	273,766,136
Common Stock - U.S.	3,989,543	—	—	3,989,543
Preferred Stock	3,601,693	—	—	3,601,693
Partnerships and LLCs	36,673,320	—	—	36,673,320
Public Securities
Bank Loans	6,887,953	—	4,187,960	2,699,993
Corporate Bonds	1,392,688	—	1,392,688	—
Common Stock	94,513	14,186	—	80,327
Total	$360,357,934	$14,186	$18,536,620	$341,807,128
See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Quantitative Information about Level 3 Fair Value Measurements

The following table represents quantitative information about Level 3 fair value measurements as of June 30, 2022.

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted*
Bank Loans	$ 222,905,656	Income Approach	Implied Spread	8.6% - 18.7%	10.5%

	$ 2,572,349	Enterprise Value Waterfall Approach	Valuation Multiple	5.0x to 11.6x	7.1x

Corporate Bonds	$ 19,209,619	Income Approach	Implied Spread	13.0% - 23.7%	16.5%

	$ 1,786,497	Enterprise Value Waterfall Approach	Valuation Multiple	5.5x to 6.8x	5.5x

Equity Securities**	$ 41,482,090	Enterprise Value Waterfall Approach	Valuation Multiple	5.0x to 52.5x	13.2x

Certain of the Trust’s Level 3 equity securities investments may be valued using unadjusted inputs that have not been internally developed by the Trust, including recently purchased securities held at cost. As a result, fair value of assets of $53,850,917 have been excluded from the preceding table.

*	The weighted averages disclosed in the table above were weighted by relative fair value
**	Including partnerships and LLC’s

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2021	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 06/30/2022
Restricted Securities
Corporate Bonds	$19,812,561	$1,036,498	$196,484	$(49,427)	$—	$—	$—	$20,996,116
Bank Loans	266,448,199	(2,011,725)	30,229,188	(897,186)	(20,002,340)	—	—	273,766,136
Common Stock - U.S.	2,597,553	698,016	900,323	(206,349)	—	—	—	3,989,543
Preferred Stock	3,555,582	8,644	55,101	(17,634)	—	—	—	3,601,693
Partnerships and LLCs	38,266,204	(4,704,576)	3,186,482	(74,790)	—	—	—	36,673,320
Public Securities
Bank Loans	2,220,737	(218,115)	667,246	—	(1,125)	911,250	(880,000)	2,699,993
Common Stock	82,031	(1,704)	—	—	—	—	—	80,327
Total	$332,982,867	$(5,192,962)	$35,234,824	$(1,245,386)	$(20,003,465)	$911,250	$(880,000)	$341,807,128
*	For the six months ended June 30, 2022, transfers into and out of Level 3 were the result of changes in the observability of significant inputs for certain portfolio companies.

Barings Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Income, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the period are presented in the following accounts on the Statement of Operations:

	Net Increase / (Decrease) in Net Assets Resulting from Operations	Change in Unrealized (Depreciation) in Net Assets from assets still held
Interest Income (OID Amortization)	$528,655	$—
Net realized gain on investments before taxes	520,547	—
Net change in unrealized (depreciation) of investments before taxes	(6,242,164)	(9,624,356)

B. Accounting for Investments:

Investment Income

Investment transactions are accounted for on the trade date. Interest income, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on non-accrual status and will cease recognizing interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. As of June 30, 2022, the fair value of the Trust’s non-accrual assets was $10,429,237, or 2.9% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s non-accrual assets was $16,672,546, or 4.7% of the total cost of the Trust’s portfolio.

Payment-in-Kind Interest

The Trust currently holds, and expects to hold in the future, some investments in its portfolio that contain Payment-in-Kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the investment, rather than being paid to the Trust in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment. PIK interest, which is a non-cash source of income at the time of recognition, is included in the Trust’s taxable income and therefore affects the amount the Trust is required to distribute to its stockholders to maintain its qualification as a

“regulated investment company” for federal income tax purposes, even though the Trust has not yet collected the cash.

Generally, when current cash interest and/or principal payments on an investment become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on PIK non-accrual status and will cease recognizing PIK interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible. As of June 30, 2022, the Trust held no PIK non-accrual assets.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C. Use of Estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

D. Federal Income Taxes:

The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains.

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

allocable to the Trust. The CI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.

The CI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the CI Subsidiary Trust, all of the CI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of June 30, 2022, the CI Subsidiary Trust has incurred income tax expense of $94,569.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of June 30, 2022, the CI Subsidiary Trust has a deferred tax liability of $804,643.

E. Distributions to Shareholders:

The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust’s net investment income dividend is declared four times per year. The Trust’s net realized capital gain distribution, if any, is declared in December.

3.	Investment Services Contract

A. Services:

Under an Investment Services Contract (the “Contract”) with the Trust, Barings agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

B. Fee:

For its services under the Contract, Barings is paid a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust’s net assets as of such day.

C. Basis for Board Renewal of Contract

At a meeting of the Trustees held by remote electronic communications (in accordance with Securities and Exchange Commission relief) on April 18, 2022, the Trustees

(including a majority of the Trustees who are not “interested persons” of the Trust or Barings) unanimously approved a one-year continuance of the Contract.

Prior to the meeting, the Trustees requested and received from Ropes & Gray LLP, counsel to the Trust, a memorandum describing the Trustees’ legal responsibilities in connection with their review and re-approval of the Contract. The Trustees also requested and received from Barings extensive written and oral information regarding, among other matters: the principal terms of the Contract; the reasons why Barings was proposing the continuance of the Contract; Barings and its personnel; the Trust’s investment performance, including comparative performance information; the nature and quality of the services provided by Barings to the Trust; financial results and condition of Barings; the fee arrangements between Barings and the Trust; fee and expense information, including comparative fee and expense information; profitability of the advisory arrangement to Barings; and “fallout” benefits to Barings resulting from the Contract.

In connection with their deliberations regarding the continuation of the Contract, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Trustees’ conclusion as to the continuance of the Contract was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements between Barings and the Trust are the result of years of review and discussion between the independent Trustees and Barings, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Nature, Extent and Quality of Services to be Provided by Barings to the Trust

In evaluating the scope and quality of the services provided by Barings to the Trust, the Trustees considered, among other factors: (i) the scope of services required to be provided by Barings under the Contract; (ii) Barings’ ability to find and negotiate private placement securities that are consistent with the stated investment objectives of the Trust; (iii) the experience and quality of Barings’ staff; (iv) the strength of Barings’ financial condition; (v) the nature of the private placement market compared to public markets (including the fact that finding, analyzing, negotiating and servicing private placement securities is more labor-intensive than buying and selling public securities and the administration of private placement securities is more

Barings Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

extensive, expensive, and requires greater time and expertise than a portfolio of only public securities); (vi) the potential advantages afforded to the Trust by its ability to co-invest in negotiated private placements with MassMutual and its affiliates; and (vii) the the scope of services provided by Barings in light of regulatory and legislative initiatives that have required increased legal, compliance and business attention and diligence. Based on such considerations, the Trustees concluded that, overall, they are satisfied with the nature, extent and quality of services provided by Barings, and expected to be provided in the future, under the Contract.

Investment Performance

The Trustees also examined the Trust’s short-term, intermediate-term, and long-term performance as compared against various benchmark indices presented at the meeting, which showed that the Trust had outperformed the Credit Suisse Leveraged Loan Index for the 3-month, year-to-date, 1- and 3- year periods, had outperformed the Bloomberg Barclays US Corporate High Yield Index for the 3-month, year-to-date, 1-, 3-, 5- and 10-year periods, and had underperformed the S&P 500 Index for the 1-, 3- , 5- and 10-year periods, in each case ended December 31, 2021. In addition, the Trustees considered comparisons of the Trust’s performance with the performance of (i) selected closed-end investment companies and funds that may invest in private placement securities and/or bank loans; (ii) selected business development companies with comparable types of investments; and (iii) investment companies included in the Broadridge closed-end bond universe. The Trustees considered that, while such comparisons are helpful in judging performance, they are not directly comparable in terms of types of investments. Based on these considerations and the detailed performance information provided to the Trustees at the regular Board meetings each quarter, the Trustees concluded that the Trust’s absolute and relative performance over time have been sufficient to warrant renewal of the Contract.

Advisory Fee/Costs of Services Provided and Profitability/ Manager’s “Fallout” Benefits

In connection with the Trustees’ consideration of the advisory fee paid by the Trust to Barings under the Contract, Barings noted that it was unaware of any registered closed-end investment companies that are directly comparable to the Trust in terms of the types of investments and percentages invested in private placement securities (which require more extensive advisory and administrative services than a portfolio of publicly traded securities, as previously discussed) other than Barings Participation Investors, which is also advised by Barings. Under the terms of its Investment Advisory and Administrative Services Contract, Barings Participation Investors is charged a quarterly investment advisory fee of 0.225% of net asset value as of the end of each quarter, which is approximately equal to 0.90% annually. In considering the fee rate provided in the Contract, the Trustees noted the advisory fee charged by Barings to various private and public funds that Barings manages that invest in similar asset classes, and observed that the fee charged to Barings Participation Investors compares favorably to the Trust’s advisory fee.

At the request of the Trustees, Barings provided information concerning the profitability of Barings’ advisory relationship with the Trust. The Trustees also considered the non-economic benefits Barings and its affiliates derived from its relationship with the Trust, including the reputational benefits derived from having the Trust listed on the New York Stock Exchange, and the de minimis amount of commissions resulting from the Trust’s portfolio transactions used by Barings for third-party soft dollar arrangements. The Trustees recognized that Barings should be entitled to earn a reasonable level of profit for services provided to the Trust and, based on their review, concluded that they were satisfied that Barings’ historical level of profitability from its relationship with the Trust was not excessive and that the advisory fee under the Contract is reasonable.

Economies of Scale

The Trustees considered the concept of economies of scale and possible advisory fee reductions if the Trust were to grow in assets. Given that the Trust is not continuously offering shares, such growth comes principally from retained net realized gain on investments and dividend reinvestment. The Trustees concluded that the absence of breakpoints in the fee schedule under the Contract was currently acceptable given the Trust’s current size and closed-end fund structure.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees (including a majority of the Trustees who are not “interested persons” of the Trust or Barings) unanimously concluded that the Trust’s Contract should be continued for an additional one-year period.

4.	Borrowings

Senior Secured Indebtedness

MassMutual holds the Trust’s $30,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on November 15, 2017. The Note is due November 15, 2027 and accrues interest at 3.53% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the six months ended June 30, 2022 the Trust incurred total interest expense on the Note of $529,500.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption,

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

Credit Facility

On July 22, 2021 (the “Effective Date”), MassMutual provided to the Trust, a five-year $30,000,000 committed revolving credit facility. Borrowings under the revolving credit facility bear interest, at the rate of LIBOR plus 2.25%. The Trust will also be responsible for paying a commitment fee of 0.50% on the unused amount. For purposes of calculating the commitment fee for the period from the Effective Date to the earlier to occur of (x) the date that is 270 days after the Effective Date and (y) the first date on which the aggregate outstanding borrowings is greater than $15,000,000, the unused amount shall be deemed to be in an amount equal to $15,000,000. As of June 30, 2022 the Trust had $12,000,000 of outstanding borrowings on the revolving credit facility.

5.	Purchases and Sales of Investments

	For the six months ended 06/30/2022
	Cost of Investments Acquired	Proceeds from Sales or Maturities

Corporate restricted securities	$39,316,142	$26,345,373

Corporate public securities	677,250	1,125

6.	Risks

Investment Risks

In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include: (i) market risk, (ii) volatility risk and (iii) credit, counterparty and liquidity risk. It is the Trust’s policy to identify, measure and monitor risk through various mechanisms including risk management strategies and credit policies. These include monitoring risk guidelines and diversifying exposures across a variety of instruments, markets and counterparties. There can be no assurance that the Trust will be able to implement its credit guidelines or that its risk monitoring strategies will be successful.

Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may continue to adversely impact the prices and liquidity of the Trust’s investments and the Trust’s performance.

LIBOR

The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments held by a fund and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies.

7.	Commitments and Contingencies

During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements.

Barings Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

At June 30, 2022, the Trust had the following unfunded commitments:

Delayed Draw Term Loans:

Investment	Unfunded Amount	Unfunded Value
Amtech Software	$727,273	$728,878
Best Lawyers	448,718	449,586
Dwyer Instruments, Inc.	263,158	262,329
Electric Power Systems International Inc.	104,298	105,378
eShipping	594,564	595,860
FragilePAK	1,093,750	1,110,684
Heartland Veterinary Partners	93,333	94,196
Kano Laboratories LLC	1,150,988	1,150,704
National Auto Care	284,314	284,171
Navia Benefit Solutions Inc.	1,103,200	1,108,867
Portfolio Group	497,000	498,848
ROI Solutions, LLC	1,242,823	1,258,364
Scaled Agile, Inc.	582,664	588,641
SEKO Worldwide, LLC	325,286	324,847
Smartling, Inc.	411,765	412,683
Standard Elevator Systems	1,044,068	1,045,647
Stratus Unlimited	344,212	347,665
Syntax Systems Ltd.	386,615	387,110
Tencarva Machinery Company	485,968	486,715
The Caprock Group	731,294	735,581
Ziyad	575,973	576,731

	$12,491,264	$12,553,484

Revolvers:

Investment	Unfunded Amount	Unfunded Value
Accurus Aerospace Corporation	$121,963	$121,890
Amtech Software	181,818	182,220
Best Lawyers	197,436	197,870
BrightSign	279,241	274,448
CAi Software	471,493	470,754
Cash Flow Management	104,478	104,729
Cogency Global	165,304	165,509
Comply365	109,756	109,683
Decks Direct	534,545	526,133
EFI Productivity Software	146,023	146,266
eShipping	346,829	347,585
Jones Fish	329,114	329,464
LeadsOnline	394,794	395,326
Marshall Excelsior Co.	68,674	68,507
Narda-MITEQ	424,977	414,736
National Auto Care	196,078	196,043
Office Ally	266,249	265,845
Omega Holdings	78,889	79,194
Polara	218,094	217,676
ProfitOptics	387,097	387,461
Scaled Agile, Inc.	470,149	474,851
Smartling, Inc.	205,882	206,342
Standard Elevator Systems	200,508	200,827
Syntax Systems Ltd.	89,524	89,705
Tank Holding Corp	25,455	25,495
Tencarva Machinery Company	619,093	620,044
The Caprock Group	215,035	215,805
Woodland Foods, Inc.	267,120	267,911
Ziyad	359,983	360,457
	$7,475,601	$7,462,772
Total Unfunded Commitments	$19,966,866	$20,016,257

As of June 30, 2022, unfunded commitments had unrealized appreciation of $49,391 or 0.01% of net assets.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

8.	Quarterly Results of Investment Operations (unaudited)

	March 31, 2022
	Amount	Per Share

Investment income	$6,017,736
Net investment income (net of taxes)	4,321,111	$0.21
Net realized and unrealized loss on investments (net of taxes)	(1,105,288)	(0.05)

	June 30, 2022
	Amount	Per Share

Investment income	$6,443,947
Net investment income (net of taxes)	4,734,192	$0.23
Net realized and unrealized loss on investments (net of taxes)	(7,552,322)	(0.37)

9.	Results of Shareholder Meeting

The Annual Meeting of Shareholders was held on Thursday, May 19, 2022. The shareholders were asked to vote to re-elect Susan B. Sweeney as Trustee for a three-year term, and to elect David M. Mihalick as Trustee for a three-year term. The shareholders approved the proposal. The Trust’s other Trustees, Clifford M. Noreen, Michael H. Brown, Barbara M. Ginader, Edward P. Grace and Maleyne M. Syracuse continued to serve their respective terms following the May 19, 2022 Annual Shareholder Meeting. Eric J. Lloyd’s term expired following the May 19, 2022 Annual Shareholder Meeting. The results of the voting are set forth below.

	Shares for	Withheld

Susan B. Sweeney	13,935,056	341,034
David M. Mihalick	13,965,684	310,406

Barings Corporate Investors

This privacy notice is being provided on behalf of Barings LLC and its affiliates: Barings Securities LLC; Barings Australia Pty Ltd; Barings Japan Limited; Barings Investment Advisers (Hong Kong) Limited; Barings Funds Trust; Barings Global Short Duration High Yield Fund; Barings BDC, Inc.; Barings Corporate Investors and Barings Participation Investors (together, for purposes of this privacy notice, “Barings”).

When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

•	Applications or other forms, interviews, or by other means;
•	Consumer or other reporting agencies, government agencies, employers or others;
•	Your transactions with us, our affiliates, or others; and
•	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number - whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.

Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

April 2019

Members of the Board of

Trustees

Clifford M. Noreen

Chairman

Michael H. Brown*

Barbara M. Ginader*

Edward P. Grace III*

David M. Mihalick

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers

Christina Emery

President

Jonathan Bock

Chief Financial Officer

Jill Dinerman

Chief Legal Officer

Michael Cowart

Chief Compliance Officer

Elizabeth Murray

Principal Accounting Officer

Christopher D. Hanscom

Treasurer

Ashlee Steinnerd

Secretary

Alexandra Pacini

Assistant Secretary

Sean Feeley

Vice President

Jonathan Landsberg

Vice President

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN

Barings Corporate Investors (the “Trust”) offers a Dividend Reinvestment and Share Purchase Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to DST Systems, Inc., the Transfer Agent.

Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Transfer Agent for Barings Corporate Investors’ Dividend Reinvestment and Share Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Barings Corporate Investors

CI6216

ITEM 2. CODE OF ETHICS.

Not applicable for this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable for this filing.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for this filing.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for this filing.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	Assessment of the Registrant’s Control Environment

The Registrant’s disclosure controls and procedures are designed to ensure that information required to be disclosed in the reports that the Registrant files or submits under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended, is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant’s management (“Management”), including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. Management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of the Shareholder Report on Form N-CSR, Management carried out an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the principal executive officer and principal financial officer concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

Remediation of Previously-Reported Material Weakness in Internal Control Over Financial Reporting

Management has completed the remediation efforts relating to a previously reported material weakness in the Registrant’s internal controls over financial reporting. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the company’s annual or interim financial statements will not be prevented or detected on a timely basis. As of December 31, 2021, management concluded that a material weakness existed in the design and operation of controls to address the accuracy of particular inputs used in the determination of the fair value of certain private equity investments in accordance with U.S. GAAP; controls were not designed or maintained to review the accuracy of the selected EBITDA input for certain private equity investments within the portfolio in which the equity issuer is a subcomponent of the reporting entity (consolidated parent). This material weakness did not result in a misstatement of previously issued financial statements. This material weakness resulted in audit adjustments, which adjustments were reflected in the financial statements to decrease investments in unaffiliated securities at value and net change in unrealized appreciation (depreciation) on investments in unaffiliated securities for the year ended December 31, 2021.

The steps management took to remediate this material weakness included implementing enhancements to its review control by designing additional controls for equity investments managed by the private finance team, to include separate reviews of equity valuations and financial inputs as well as additional internal sign offs throughout the process.

As a result of these remediation activities, management has determined that the Registrant’s internal controls over financial reporting are designed appropriately and at a sufficient level of precision and have been operating effectively for a sufficient period of time, such that the material weakness previously identified as of December 31, 2021, has been remediated as of June 30, 2022.

(b)	Changes in Internal Controls

Other than the enhancements to controls noted above, there were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

ITEM 13. EXHIBITS.

(a)(1) ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

Not applicable for this filing.

(a)(2) A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

Attached hereto as EX-99.31.1

Attached hereto as EX-99.31.2

(a)(3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

Not applicable for this filing.

(b)  CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE ACT.

Attached hereto as EX-99.32

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Barings Corporate Investors

By:	/s/ Christina Emery
Christina Emery, President

Date:	September 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christina Emery
Christina Emery, President

Date:	September 8, 2022

By:	/s/ Jonathan Bock
Jonathan Bock, Chief Financial Officer

Date:	September 8, 2022